                       CREDIT SUISSE WARBURG PINCUS FUNDS
                      ----------------------------------
                                       CREDIT ASSET
                                       SUISSE MANAGEMENT

                                   SEMIANNUAL
                                     REPORT
                                  JUNE 30, 2001
                                   (UNAUDITED)

                      CREDIT SUISSE WARBURG PINCUS TRUST --
                            EMERGING GROWTH PORTFOLIO


Credit Suisse Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, and the special considerations and risks associated with investing in emerging-growth companies, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Warburg Pincus Trust, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INVESTING IN EMERGING-GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2001
--------------------------------------------------------------------------------

                                                                  August 2, 2001


Dear Shareholder:

   For the six months ended June 30, 2001, Credit Suisse Warburg Pincus Trust-Emerging Growth Portfolio* (the "Portfolio") had a loss of 13.30%, vs. losses of 2.81% and 12.96%, respectively, for the Russell 2500 Growth Index** and the Russell Midcap Growth Index.** The Portfolio's one-year return through June 30, 2001 was -24.04%. Its since-inception (on September 13, 1999) average annual total return through June 30, 2001 was 6.84%.

   Small-cap and emerging-growth stocks tumbled in the period, hampered along with the broader market by a slowing economy and ongoing profit shortfalls, especially within the technology area. Despite the Federal Reserve's series of interest-rate reductions over the January-through-June span, stocks remained in turmoil on worries over the economy and earnings going forward.

   The Portfolio had a loss for the six months, reflecting the difficult environment for small- and mid-cap growth stocks and poor showings from some of the Portfolio's largest positions. These included certain technology stocks that fell amid strong selling in the segment. One factor in particular that hindered the Portfolio was its significant exposure to electronics companies, which were pulled down broadly on a dimming revenue outlook over the near-to-intermediate term. That aside, we continued to favor this area for its innovation and long-term growth potential.

   We remained fairly well balanced in terms of sector allocation - admittedly, this failed to limit volatility in the period - and we expect to maintain this approach over the intermediate term at least. We ended the period with a roughly neutral weighting in the technology segment. With valuations on technology companies now back in line with their historical levels vs. those on non-technology companies, we plan to gradually increase our tech exposure. Stock selection remains critical, in our view, as investors will undoubtedly punish technology companies that disappoint in the current market environment.

   We added a number of stocks in the period, representing a range of sectors. In the technology area, purchases included a mid-cap communications-equipment name, an example of our theme of companies whose offerings should help ease communications capacity constraints. While we lowered our overall exposure to health care on a company-specific basis, there remained, in our view, some attractive buying opportunities here.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
June 30, 2001
--------------------------------------------------------------------------------

   Elsewhere of note, we maintained some exposure to the consumer group. We believe that certain consumer-related stocks are attractive, based in part on the recent decline in interest rates. Our purchases in the period included retail names as well as auto-parts suppliers. We also purchased a few engineering and capital-equipment companies, in part due to their potential to benefit from higher infrastructure spending going forward. In the energy area, we shifted our focus from services companies to production companies as the period progressed, based on valuation factors.


   Looking to the rest of the year and beyond, the emerging-growth group could continue to struggle, but we see grounds for encouragement. The Fed's aggressive lowering of interest rates so far this year should in due course spur economic activity in a variety of industries. It could also support financial markets:
The last seven times the Fed launched easing campaigns, the stock market was higher 12 months later. While past performance cannot guarantee future results, the trend could especially benefit smaller-cap stocks, given that they have tended to outperform large-cap stocks during periods of monetary easing.

   Set within this environment, we will continue to navigate through choppy waters, looking for well-managed companies we deem to have strong underlying businesses and good long-term growth prospects.


Elizabeth B. Dater           Sammy Oh                      Roger M. Harris
Co-Portfolio Manager         Co-Portfolio Manager          Co-Portfolio Manager

   INVESTING IN EMERGING-GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

------------
* Name changed from Warburg Pincus Trust - Emerging Growth Portfolio effective May 1, 2001.

** Effective May 1, 2001, the Fund compares its performance to the Russell 2500 Growth Index and the Russell Midcap Growth Index. Previously, the Fund compared its performance to the Russell 2000 Growth and the Russell 2500 Growth Indices. The Russell 2000 Growth Index had a return of 0.04% for the six months ended June 30, 2001. The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book values and higher forecasted growth values.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2001 (Unaudited)


                                                                             NUMBER OF
                                                                                SHARES        VALUE
                                                                             ---------        -----
COMMON STOCKS (94.7%)
APPAREL, TEXTILES (2.3%)
    Jones Apparel Group, Inc.(1)                                                12,000  $    518,400
    Reebok International, Ltd.(1)                                               22,000       702,900
                                                                                        ------------
                                                                                           1,221,300
                                                                                        ------------

CLOTHING STORES (5.8%)
    Abercrombie & Fitch Co.(1)                                                  11,700       520,650
    Charming Shoppes, Inc.(1)                                                   70,000       420,000
    delia*s Corp.(1)                                                           100,000       800,000
    Dress Barn, Inc.(1)                                                         21,000       477,750
    TJX Cos., Inc.                                                              19,000       605,530
    Venator Group, Inc.                                                         20,000       306,000
                                                                                        ------------
                                                                                           3,129,930
                                                                                        ------------

COMPUTER HARDWARE & BUSINESS MACHINES (3.3%)
    Emulex Corp.(1)                                                             16,000       646,400
    McDATA Corp., Class A(1)                                                    15,000       263,250
    Netopia, Inc.(1)                                                            75,000       460,500
    Storage Technology Corp.(1)                                                 28,500       392,160
                                                                                        ------------
                                                                                           1,762,310
                                                                                        ------------

COMPUTER SOFTWARE (5.4%)
    J.D. Edwards & Co.(1)                                                       44,000       622,160
    Network Associates, Inc.(1)                                                 25,000       311,250
    Quest Software, Inc.(1)                                                     21,200       800,300
    Realnetworks, Inc.(1)                                                       40,000       470,000
    Sonus Networks, Inc.(1)                                                     15,900       371,424
    Symantec Corp.(1)                                                            8,000       349,520
                                                                                        ------------
                                                                                           2,924,654
                                                                                        ------------

CONSUMER DURABLES (5.4%)
    Foster Wheeler, Ltd.                                                        33,700       304,985
    Granite Construction, Inc.                                                  25,050       636,771
    Jacobs Engineering Group, Inc.(1)                                           11,300       737,099
    Lennar Corp.                                                                16,000       667,200
    URS Corp.                                                                   19,900       537,300
                                                                                        ------------
                                                                                           2,883,355
                                                                                        ------------

DEFENSE/AEROSPACE (1.7%)
    Gencorp, Inc.                                                               29,300       375,040
    Kaman Corp. Class A                                                         30,000       531,000
                                                                                        ------------
                                                                                             906,040
                                                                                        ------------

DRUGS (11.4%)
    Bergen Brunswig Corp. Class A                                               36,500       701,530
    ICN Pharmaceuticals, Inc.                                                    8,000       253,760
    Icos Corp.(1)                                                                5,000       320,000
    IDEC Pharmaceuticals Corp.(1)                                               12,200       825,818
    King Pharmaceuticals, Inc.(1)                                               10,800       580,500
    KOS Pharmaceuticals(1)                                                      26,300       978,360
    Medimmune, Inc.(1)                                                          10,000       472,000


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
June 30, 2001 (Unaudited)


                                                                            NUMBER OF
                                                                               SHARES          VALUE
                                                                            ---------          -----
COMMON STOCKS (CONT'D)
DRUGS (cont'd)
    MGI Pharma, Inc.(1)                                                         45,000  $    562,500
    Mylan Laboratories, Inc.                                                    17,500       492,275
    Scios, Inc.(1)                                                              20,200       505,202
    Viropharma, Inc.(1)                                                         13,000       442,000
                                                                                        ------------
                                                                                           6,133,945
                                                                                        ------------

ELECTRONIC EQUIPMENT (12.0%)
    Antec Corp.(1)                                                              39,000       483,600
    AudioCodes, Ltd.(1)                                                         43,122       304,873
    C-Cor.net Corp.(1)                                                          55,000       660,000
    Coherent, Inc.(1)                                                           13,500       488,295
    Commscope, Inc.(1)                                                          20,700       486,450
    Credence Systems Corp.(1)                                                   15,000       363,600
    Park Electrochemical Corp.                                                  19,400       512,160
    Polycom, Inc.(1)                                                            33,900       782,751
    Tekelec(1)                                                                  21,900       593,490
    Tollgrade Communications, Inc.(1)                                           16,000       456,000
    Ultratech Stepper, Inc.(1)                                                  23,400       600,210
    Vishay Intertechnology, Inc.(1)                                             29,500       678,500
                                                                                        ------------
                                                                                           6,409,929
                                                                                        ------------

ELECTRONICS (0.9%)
    RF Micro Devices, Inc.(1)                                                   18,700       504,339
                                                                                        ------------

ENERGY RESERVES & PRODUCTION (4.0%)
    Apache Corp.                                                                11,200       568,400
    Noble Affiliates, Inc.                                                       4,000       141,400
    Ocean Energy, Inc.                                                          25,000       436,250
    Pogo Producing Co.                                                          22,000       528,000
    Spinnaker Exploration Co.(1)                                                12,000       478,320
                                                                                        ------------
                                                                                           2,152,370
                                                                                        ------------
FINANCIAL SERVICES (3.0%)
    Express Scripts, Inc. Class A(1)                                            12,600       693,378
    Indymac Bancorp, Inc.                                                       33,900       908,520
                                                                                        ------------
                                                                                           1,601,898
                                                                                        ------------

HOTELS (0.7%)
    Extended Stay America, Inc.(1)                                              26,000       390,000
                                                                                        ------------

INDUSTRIAL PARTS (3.6%)
    Brooks Automation, Inc.(1)                                                  15,000       691,500
    Donaldson Co., Inc.                                                         18,000       560,700
    Mattel, Inc.                                                                35,200       665,984
                                                                                        ------------
                                                                                           1,918,184
                                                                                        ------------

INDUSTRIAL SERVICES (3.5%)
    DeVry, Inc.(1)                                                              13,000       469,560
    ITT Educational Services, Inc.(1)                                           19,900       895,500
    On Assignment, Inc.(1)                                                      27,300       491,400
                                                                                        ------------
                                                                                           1,856,460
                                                                                        ------------

                 See Accompanying Notes to Financial Statements.


                                                                            NUMBER OF
                                                                               SHARES          VALUE
                                                                            ---------          -----
COMMON STOCKS (CONT'D)
INFORMATION SERVICE (0.5%)
    Dun & Bradstreet Corp.(1)                                                  10,000   $    282,000
                                                                                        ------------

LIFE & HEALTH INSURANCE (1.3%)
    Kansas City Life Insurance Co.                                             12,000        480,000
    Phoenix Cos., Inc.(1)                                                      10,700        199,020
                                                                                        ------------
                                                                                             679,020
                                                                                        ------------

MEDIA (0.5%)
    Scripps (E.W.) Co. Class A                                                  4,100        282,900
                                                                                        ------------

MEDICAL PRODUCTS & SUPPLIES (1.3%)
    Dentsply International, Inc.                                               10,000        443,500
    Sangstat Medical Corp.(1)                                                  15,100        247,338
                                                                                        ------------
                                                                                             690,838
                                                                                        ------------

MEDICAL PROVIDERS & SERVICES (6.8%)
    Community Health Care(1)                                                   25,500        752,250
    Health Net, Inc.(1)                                                        32,000        556,800
    Manor Care, Inc.(1)                                                        12,300        390,525
    Mid Atlantic Medical Services, Inc.(1)                                     40,700        729,751
    Tenet Healthcare Corp.(1)                                                  23,100      1,191,729
                                                                                        ------------
                                                                                           3,621,055
                                                                                        ------------

MINING & METALS (1.7%)
    Fluor Corp.                                                                 8,700        392,805
    USX-U. S. Steel Group                                                      26,000        523,900
                                                                                        ------------
                                                                                             916,705
                                                                                        ------------

MOTOR VEHICLES & PARTS (1.0%)
    Borg-Warner, Inc.                                                           9,000        446,580
    Lear Corp.(1)                                                                 700         24,430
    Superior Industries International, Inc.                                     2,400         91,920
                                                                                        ------------
                                                                                             562,930
                                                                                        ------------

OIL SERVICES (0.7%)
    Nabors Industries, Inc.(1)                                                 10,100        375,720
                                                                                        ------------

PROPERTY & CASUALTY INSURANCE (2.4%)
    Ambac Financial Group, Inc.                                                11,700        680,940
    Everest Reinsurance Holdings                                                8,000        598,400
                                                                                        ------------
                                                                                           1,279,340
                                                                                        ------------

PUBLISHING (1.5%)
    Scholastic Corp.(1)                                                        18,800        791,480
                                                                                        ------------

RESTAURANTS (0.9%)
    CBRL Group, Inc.                                                           27,300        462,735
                                                                                        ------------

SECURITIES & ASSET MANAGEMENT (0.6%)
    Stilwell Financial, Inc.                                                    9,400        315,464
                                                                                        ------------

                 See Accompanying Notes to Financial Statements.


                                                                            NUMBER OF
                                                                               SHARES          VALUE
                                                                            ---------          -----
COMMON STOCKS (CONT'D)
SEMICONDUCTOR (8.6%)
    Amkor Technology, Inc.(1)                                                   22,200  $    490,620
    Anadigics, Inc.(1)                                                          15,400       354,200
    Finisar Corp.(1)                                                            31,200       582,816
    Kulicke & Soffa Industries, Inc.(1)                                         33,000       566,280
    LAM Research Corp.(1)                                                       30,000       889,500
    Marvell Technology Group, Ltd.(1)                                           10,000       269,000
    Photronics, Inc.(1)                                                         21,500       551,690
    Qlogic Corp.(1)                                                             11,600       747,620
    Transmeta Corp.(1)                                                          25,000       139,500
                                                                                        ------------
                                                                                           4,591,226
                                                                                        ------------

SPECIALTY RETAIL (2.3%)
    Caremark Rx, Inc.(1)                                                        49,400       812,630
    Circuit City Stores, Inc.                                                    5,000        90,000
    Duane Reads, Inc.(1)                                                        10,000       325,000
                                                                                        ------------
                                                                                           1,227,630
                                                                                        ------------

TRUCKING, SHIPPING, AIR FREIGHT (1.1%)
    Expeditors International of Washington, Inc.                                10,000       599,990
                                                                                        ------------

WIRELESS TELECOMMUNICATIONS (0.5%)
    Centennial Communications Corp.(1)                                          20,000       263,800
                                                                                        ------------

TOTAL COMMON STOCKS (Cost $43,880,774)                                                    50,737,547
                                                                                        ------------

                                                                                 PAR
                                                                                (000)

SHORT-TERM INVESTMENT (4.9%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.875%, 7/2/01
    (Cost $2,624,000)                                                           $2,624     2,624,000
                                                                                        ------------

TOTAL INVESTMENTS (99.6%)(Cost $46,504,774)(2)                                            53,361,547

OTHER ASSETS IN EXCESS OF LIABILITIES(0.4%)                                                  190,663
                                                                                        ------------

NET ASSETS (100.0%)                                                                     $ 53,552,210
                                                                                        ============

(1) Non-income producing security.
(2) Also cost for federal income tax purposes.


             See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)

ASSETS
     Investments at value (Cost - $46,504,774 )                                       $ 53,361,547
     Cash                                                                                        8
     Receivable for investments sold                                                       242,498
     Dividends and interest receivable                                                      11,768
     Prepaid expenses and other assets                                                       3,074
                                                                                      ------------
       Total Assets                                                                     53,618,895
                                                                                      ------------
LIABILITIES
     Advisory fee payable                                                                   38,435
     Administrative services fee payable                                                     4,270
     Accrued expenses payable                                                               23,980
                                                                                      ------------
       Total Liabilities                                                                    66,685
                                                                                      ------------

NET ASSETS
     Capital stock, $0.001 par value                                                         4,805
     Paid-in capital                                                                    65,869,548
     Accumulated undistributed net investment loss                                        (181,422)
     Accumulated net realized loss from investments                                    (18,997,494)
     Net unrealized appreciation from investments                                        6,856,773
                                                                                      ------------
       Net Assets                                                                     $ 53,552,210
                                                                                      ============

NET ASSET VALUE
     Net assets                                                                         53,552,210
     Shares outstanding                                                                  4,804,632
                                                                                      ------------
     Net asset value, offering price and redemption price per share                         $11.15
                                                                                            ======

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
     Interest                                                                         $     80,558
     Dividends                                                                              51,181
                                                                                      ------------
       Total investment income                                                             131,739
                                                                                      ------------
EXPENSES
     Investment advisory fees                                                              229,418
     Administrative services fees                                                           48,078
     Custodian fees                                                                         13,357
     Printing fees                                                                           7,934
     Audit fees                                                                              6,480
     Insurance expense                                                                       2,521
     Transfer agent fees                                                                     2,162
     Legal fees                                                                              2,033
     Trustees fees                                                                           1,365
     Interest expense                                                                          228
     Miscellaneous                                                                             820
                                                                                      ------------
                                                                                           314,396
     Less: transfer agent offsets                                                           (1,235)
                                                                                      ------------
       Total expenses                                                                      313,161
                                                                                      ------------
          Net investment loss                                                             (181,422)
                                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
     Net realized loss from investments                                               $(10,324,506)
     Net change in unrealized appreciation (depreciation) from investments               2,698,492
                                                                                      ------------
     Net realized and unrealized loss from investments                                  (7,626,014)
                                                                                      ------------
     Net decrease in net assets resulting from operations                             $ (7,807,436)
                                                                                      ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                                              FOR THE
                                                                             SIX MONTHS       FOR THE
                                                                                ENDED       YEAR ENDED
                                                                            JUNE 30, 2001  DECEMBER 31,
                                                                             (UNAUDITED)       2000
                                                                           -------------- -------------
FROM OPERATIONS
   Net investment loss                                                     $   (181,422)  $   (154,535)
   Net loss from investments                                                (10,324,506)    (8,671,474)
   Net change in unrealized appreciation (depreciation) from investments      2,698,492      3,231,267
                                                                           ------------   ------------
     Net decrease in net assets resulting from operations                    (7,807,436)    (5,594,742)
                                                                           ------------   ------------

FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends in excess of net investment income                                       0            (21)
   Distributions from net realized gains                                              0        (45,318)
                                                                           ------------   ------------
     Net decrease in net assets from dividends and distributions                      0        (45,339)
                                                                           ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                               8,056,655     62,863,259
   Reinvestment of dividends and distributions                                        0         45,974
   Net asset value of shares redeemed                                        (2,579,127)    (8,011,266)
                                                                           ------------   ------------
     Net increase in net assets from capital share transactions:              5,477,528     54,897,967
                                                                           ------------   ------------
   Net increase (decrease) in net assets                                     (2,329,908)    49,257,886
NET ASSETS
   Beginning of period                                                       55,882,118      6,624,232
                                                                           ------------   ------------
   End of period                                                           $ 53,552,210   $ 55,882,118
                                                                           ============   ============
UNDISTRIBUTED NET INVESTMENT LOSS                                          $   (181,422)  $          0
                                                                           ============   ============

     See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                   FOR THE SIX
                                                                   MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                                  JUNE 30, 2001       -------------------------------
                                                                    (UNAUDITED)             2000             1999(1)
                                                                  -------------            ------            -------
PER-SHARE DATA
   Net asset value, beginning of period                               $  12.86           $  13.07          $  10.00
                                                                      --------           --------          --------
INVESTMENT ACTIVITIES
   Net investment income (loss)                                          (0.04)             (0.06)(2)          0.04
   Net gain (loss) on investments
     (both realized and unrealized)                                      (1.67)             (0.14)             3.14
                                                                      --------           --------          --------
       Total from investment activities                                  (1.71)             (0.20)             3.18
                                                                      --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   0.00               0.00             (0.11)
   Distributions from net realized gains                                  0.00              (0.01)             0.00
                                                                      --------           --------          --------
       Total dividends and distributions                                  0.00               (.01)             (.11)
                                                                      --------           --------          --------
NET ASSET VALUE, END OF PERIOD                                        $  11.15           $  12.86           $ 13.07
                                                                      ========           ========           =======
       Total return                                                     (13.30)%(3)         (1.53)%           31.95%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                              $ 53,552           $ 55,882           $ 6,624
     Ratio of expenses to average net assets(4)                           1.23%(5)           1.26%             1.25%(5)
     Ratio of net investment income (loss) to average net assets         (0.71)%(5)         (0.45)%            0.01%(5)
     Decrease reflected in above operating expense
       ratio due to waivers/reimbursements                                0.00%              0.04%             9.91%(5)
Portfolio turnover rate                                                  97.92%            134.91%            31.21%

(1) For the period September 13, 1999 (inception date) through December 31,
    1999.
(2) Per share information is calculated using the average outstanding shares method.
(3) Non-annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00% for the six months ended June 30, 2001 and .01% for the year ended December 31, 2000 and .00% for the period ended December 31, 1999. The Portfolio's operating expense ratio after reflecting these arrangements was 1.23% for the six months ended June 30, 2001 and 1.25% for the year ended December 31, 2000 and 1.25% for the period ended December 31, 1999.
(5) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Trust, formerly Warburg Pincus Trust (the "Trust"), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers seven managed investment funds of which one, the Emerging Growth Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

    C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) REPURCHASE AGREEMENTS -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's investment adviser, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of 0.90% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, investment advisory fees earned were $229,418.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., serve as co-administrators to the Portfolio. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, administrative services fees earned by CSAMSI were $25,491.

   For its administrative services through February 4, 2001, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                     ANNUAL RATE
        ------------------------          ---------------------------------
        First $500 million                .100% of average daily net assets
        Next $1 billion                   .080% of average daily net assets
        Over $1.5 billion                 .060% of average daily net assets

   Effective February 5, 2001, for its administrative services PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                     ANNUAL RATE
        ------------------------          ---------------------------------
        First $500 million                .075% of average daily net assets
        Next $1 billion                   .065% of average daily net assets
        Over $1.5 billion                 .055% of average daily net assets

   For the six months ended June 30, 2001, administrative service fees earned by PFPC (including out of pocket expenses) were $22,587.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2001, the Portfolio received credits or reimbursements of $1,235 under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2001, Merrill was paid $105 for its services by the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. During the period January 1, 2001, through June 19, 2001, the Portfolio had no borrowings under the Prior Credit Facility.

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Prior Credit Facility, which is allocated among the New Participating Funds in such manner as was determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. During the period June 20, 2001 through June 30, 2001, the Portfolio had no borrowings under the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were $53,799,500 and $47,940,576, respectively.

   At June 30, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $10,268,699 and $(3,411,926), respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:


                                                       FOR THE SIX MONTHS ENDED     FOR THE YEAR ENDED
                                                       JUNE 30, 2001 (UNAUDITED)    DECEMBER 31, 2000
                                                       -------------------------    ------------------
Shares sold                                                     712,298                 4,415,243
Shares issued in reinvestment of dividends and distributions          0                     3,575
Shares redeemed                                                (251,889)                 (581,453)
                                                               ---------                ----------
Net increase                                                    460,409                 3,837,365
                                                               =========                ==========

                       CREDIT SUISSE WARBURG PINCUS FUNDS
                       ----------------------------------
                                       CREDIT  ASSET
                                       SUISSE  MANAGEMENT





                      P.O. BOX 9030, BOSTON, MA 02205-9030

                                  800-222-8977
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      TREMG-3-0601